UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2011

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AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-23723	98-0166007
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7 WELLS AVENUE, NEWTON, MASSACHUSETTS, 02459
(Address of Principal Executive Office) (Zip Code)

(617)- 332-0004
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

Ambient Corporation (the “Company”) has attached hereto as Exhibit 99.1 a press release containing a preliminary review of its financial performance for the first quarter of 2011.

At this time, the Company is finalizing its financial results for the first quarter of 2011 and will report those results on or before May 16, 2011. The results described in the attached press release are estimated, preliminary and may change. Since the Company has not completed the normal quarterly closing and review procedures for the quarter ended March 31, 2011, and subsequent events may occur that require adjustments to these results, there can be no assurance that the final results for the quarter ended March 31, 2011 will not differ materially from these estimates. These estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 – Press Release Issued on April 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2011

AMBIENT CORPORATION

By:	/s/ JOHN J. JOYCE
John J. Joyce
Chief Executive Officer